                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ____________________



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               SEPTEMBER 5, 1996
                                Date of Report
                       (Date of earliest event reported)


                             COLUMBUS REALTY TRUST
              (Exact name of registrant as specified in charter)




           TEXAS                      001-12684              75-2509086
 (State or other jurisdiction        (Commission            (IRS Employer
of incorporation or organization)    File Number)         Identification No.)



                        15851 DALLAS PARKWAY, SUITE 855
                             DALLAS, TEXAS  75248
                   (Address of principal executive offices)


                                (214) 378-1492
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          Columbus Realty Trust (the "Company") is filing this Current Report on Form 8-K to report the resignation of Jack F. Kemp as a member of the Board of Trust Managers of the Company effective as of September 5, 1996.



                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Columbus Realty Trust



Date:  September 5, 1996            By:  /s/  Will Cureton
                                       -------------------
                                         Will Cureton
                                         Chief Operating Officer



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